Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Act”), the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D and any amendments thereto with respect to the common stock of Pure Cycle Corporation and agree that this Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

 The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of November 19, 2025.

MARAN PARTNERS FUND, LP
By: Maran Partners GP, LLC, its general partner
By:	/s/ Daniel J. Roller
	Name:	Daniel J. Roller
	Title:	Managing Member

MARAN PARTNERS GP, LLC
By:	/s/ Daniel J. Roller
	Name:	Daniel J. Roller
	Title:	Managing Member

MARAN SPV1 LP
By: Maran SPV GP, LLC, its general partner
By:	/s/ Daniel J. Roller
	Name:	Daniel J. Roller
	Title:	Managing Member

MARAN SPV GP, LLC
By:	/s/ Daniel J. Roller
	Name:	Daniel J. Roller
	Title:	Managing Member

Plaisance SPV I, LLC
By: /s/ Daniel J. Roller ___________________________________
Name: Daniel J. Roller Title: Managing Member
MARAN CAPITAL MANAGEMENT, LLC
By:	/s/ Daniel J. Roller
	Name:	Daniel J. Roller
	Title:	Managing Member

/s/ Daniel J. Roller
DANIEL J. ROLLER

/s/ Daniel Kozlowski DANIEL KOZLOWSKI

Plaisance Capital, LLC
By: /s/ Daniel Kozlowski ___________________________________
Name: Daniel Kozlowski Title: Managing Member